Debt	12 Months Ended
Sep. 25, 2015
Debt Disclosure [Abstract]
Debt
Debt
The carrying value of the Company's debt as of September 25, 2015 and September 26, 2014 is as follows ($ in millions):

	As of September 25, 2015	As of September 26, 2014
3.375% public notes due 2015 (See Note 21)	$258	$258
3.75% public notes due 2018	67	67
8.5% public notes due 2019	—	364
7.0% public notes due 2019(2) (See Note 21)	245	245
6.875% public notes due 2021(2) (See Note 21)	465	465
4.625% public notes due 2023	42	42
1.375% Euro-denominated public notes due 2025	558	—
3.9% public notes due 2026	745	—
5.125% public notes due 2045	746	—
Other(1)	20	22
Total debt	3,146	1,463
Less: current portion	987	20
Long-term debt	$2,159	$1,443

(1)	$19 million and $20 million of the current portion of the Company's total debt as of September 25, 2015 and September 26, 2014, respectively, is included in Other.

(2)
On September 14, 2015, the Company and TIFSA announced the redemption of its outstanding $242 million aggregate principal amount of 7.0% notes due 2019 and $462 million aggregate principal amount of 6.875% notes due 2021, which have been classified as current within the Consolidated Balance Sheet as of September 25, 2015. On October 14, 2015, TIFSA completed the redemption. See Note 21.

Fair Value
The carrying amount of Tyco's debt subject to the fair value disclosure requirements as of September 25, 2015 and September 26, 2014 was $3,126 million and $1,441 million, respectively. The Company utilizes various valuation methodologies to determine the fair value of its debt, which is primarily dependent on the type of market in which the Company's debt is traded. When available, the Company uses quoted market prices to determine the fair value of its debt that is traded in active markets. As of September 25, 2015 and September 26, 2014, the fair value of the Company's debt which was actively traded was $3,291 million and $1,670 million, respectively. As of September 25, 2015 and September 26, 2014, the Company's debt that was subject to the fair value disclosure requirements was all actively traded and is classified as Level 1 in the fair value hierarchy. See Note 1 for further details on the fair value hierarchy.
Commercial Paper
From time to time, TIFSA may issue commercial paper for general corporate purposes. The maximum aggregate amount of unsecured commercial paper notes available to be issued, on a private placement basis, under the commercial paper program was $1.5 billion as of September 25, 2015. As of September 25, 2015 and September 26, 2014, TIFSA had no commercial paper outstanding.
Fiscal 2015 Debt Issuance/Repayment
On February 25, 2015, TIFSA issued €500 million aggregate principal amount of 1.375% notes due February 25, 2025 (the "2025 Euro notes"), which are fully and unconditionally guaranteed by the Company and Tyco Fire & Security Finance S.C.A ("TIFSCA"). TIFSA received total net proceeds of approximately $563 million after deducting debt issuance costs of approximately $5 million and a debt discount of approximately $1 million. The net proceeds were made available for general corporate purposes. The Euro notes are TIFSA’s senior unsecured obligations and rank equally in right of payment with all of its existing and future senior debt, and senior to any subordinated indebtedness that TIFSA may incur. The Euro notes were designated as a net investment hedge. See Note 11.
On September 14, 2015, TIFSA issued $750 million aggregate principal amount of 3.9% notes due on February 14, 2026 (the "2026 notes") and $750 million aggregate principal amount of 5.125% notes due on September 14, 2045 (the "2045 notes"), which are fully and unconditionally guaranteed by the Company and TIFSCA. TIFSA received total net proceeds of approximately $1,477 million after deducting debt issuance costs of approximately $6 million for the 2026 notes and $8 million for the 2045 notes, as well as a debt discount of approximately $5 million for the 2026 notes and $4 million for the 2045 notes. The 2026 notes and the 2045 notes are TIFSA's senior unsecured obligations and rank equally in right of payment with all of its existing and future senior debt, and senior to any subordinated indebtedness that TIFSA may incur.
On August 11, 2015, TIFSA notified holders of its 8.5% notes due 2019 (the "2019 notes") that it would redeem the entire $364 million aggregate principal amount. On September 16, 2015, TIFSA paid cash of $445 million to complete the redemption, resulting in a loss on extinguishment of debt of $81 million. This loss represents the make-whole premium related to the 2019 notes and was recorded in Other expense, net within the Consolidated Statements of Operations. The redemption was funded with a portion of the net proceeds from the 2015 debt issuances described above.
Credit Facilities
On August 7, 2015, TIFSA entered into an Amended and Restated Five-Year Senior Unsecured Credit Agreement in the aggregate amount of $1.5 billion (the “2015 Credit Agreement”). The 2015 Credit Agreement amends and restates TIFSA's existing Five-Year Senior Unsecured Credit Agreement, dated June 22, 2012 (the “2012 Credit Agreement”), which provided for revolving credit commitments in the aggregate amount of $1.0 billion, and was scheduled to expire on June 22, 2017.
As a result of entering into the 2015 Credit Agreement, the Company's committed revolving credit facility totaled $1.5 billion as of September 25, 2015. This revolving credit facility may be used for working capital, capital expenditures and general corporate purposes. As of September 25, 2015 and September 26, 2014, there were no amounts drawn under the Company's revolving credit facilities. Interest under the revolving credit facilities is variable and is calculated by reference to LIBOR or an alternate base rate.
TIFSA's revolving credit facility contains customary terms and conditions, and financial covenants that limit the ratio of the Company's debt to earnings before interest, taxes, depreciation, and amortization and that limit our ability to incur subsidiary debt or grant liens on its property. The indentures contain customary covenants including limits on negative pledges, subsidiary debt and sale/leaseback transactions. None of these covenants are considered restrictive to the Company's business.
Other Debt Information
The aggregate amounts of principal public debt maturing during the next five fiscal years and thereafter are as follows: $962 million in 2016, nil in 2017, $67 million in 2018, nil in 2019, nil in 2020 and $2,101 million thereafter.
As of September 25, 2015, the weighted-average interest rate on total debt was 4.38%. As of September 26, 2014, the weighted-average interest rate on total debt was 6.5%.